Share-based Compensation Expenses - Schedule of Assumptions Used to Estimate Fair Value of Option Grant on Date of Grant (Details) - 12 months ended Dec. 31, 2022 - 2008 Plan [Member] - Stock options [Member]
	$ / shares	¥ / shares
Assumptions used to estimate the fair value of option grant on the date of grant
Expected volatility (as a percent)	48.25%
Risk-free interest rate (per annum) (as a percent)	2.78%
Expected dividend yield	0.00%
Time to maturity (in years)	10 years
Minimum [Member]
Assumptions used to estimate the fair value of option grant on the date of grant
Exercise multiple	2.2
Expected forfeiture rate (post-vesting) (as a percent)	0.00%
Fair value of the common share on the date of option grant | (per share)	$ 0.13	¥ 0.90
Maximum [Member]
Assumptions used to estimate the fair value of option grant on the date of grant
Exercise multiple	2.8
Expected forfeiture rate (post-vesting) (as a percent)	13.24%
Fair value of the common share on the date of option grant | (per share)	$ 0.16	¥ 1.10